Exhibit 10.31

EXECUTION FORM

DATED  23 NOVEMBER 2012

BNP PARIBAS

as Security Agent

- and -

KOSMOS ENERGY FINANCE INTERNATIONAL
as Original Senior Borrower

- and -

KOSMOS ENERGY LTD.
as HY Note Issuer

and

RCF Borrower

- and -

STANDARD CHARTERED BANK
as RCF Agent

- and -

BNP PARIBAS

as Security and Intercreditor Agent

and

Proceeds Agent

INTERCREDITOR AGREEMENT

Slaughter and May
One Bunhill Row
London
EC1Y 8YY
(SRG/ JKW)

513402118

SCHEDULE 1 FORM OF AGENT ACCESSION UNDERTAKING	57

THIS AGREEMENT is dated 23 November 2012 and made between:

(1)                                BNP PARIBAS in its capacity as security agent for the Senior Secured Parties on the terms and conditions set out herein (the “Security Agent” which expression includes its successors in title and assigns);

(2)                                KOSMOS ENERGY FINANCE INTERNATIONAL or “KEFI” a company incorporated under the laws of the Cayman Islands with registered number 253656 and having its registered office at P.O. Box 32322, 4th Floor, Century Yard, Cricket Square, Elgin Avenue, George Town, Grand Cayman KY1-1209, Cayman Islands (the “Original Senior Borrower”);

(3)                                KOSMOS ENERGY LTD. or “KEL” a company incorporated under the laws of Bermuda with registered number 45011 and having its registered office at Clarendon House, 2 Church Street, Hamilton HM11, Bermuda in its capacities as (i) high yield bond issuer (the “HY Note Issuer”); and (ii) revolving credit facility borrower (the “RCF Borrower”);

(4)                                STANDARD CHARTERED BANK as agent of the RCF Lenders (the “RCF Agent”);

(5)                                BNP PARIBAS as security and intercreditor agent of the Junior Finance Parties (the “Security and Intercreditor Agent”) and as Proceeds Agent under this Agreement (the “Proceeds Agent”).

WHEREAS

(A)                              By a senior facility agreement dated 28 March 2011 (as amended from time to time) (the “Senior Facility Agreement”) made between, among others, KEFI as Original Senior Borrower and BNP Paribas as Security Agent, the Lenders (as defined therein) have agreed to make certain facilities available to KEFI in order to finance project costs relating to Kosmos Energy Ghana’s interest in the Jubilee Field, offshore Ghana.

(B)                              On or around the date of this Agreement, KEL entered into the RCF Agreement and intends to issue HY Notes in the future. It has been agreed, among other matters, that the liabilities outstanding under (i) the Senior Facility Agreement and (ii) the RCF Agreement and the HY Note Indenture (as and when this is entered into), should rank in accordance with the terms of this Agreement.

IT IS AGREED as follows:

1.                                     DEFINITIONS AND INTERPRETATION

1.1                              Definitions

In this Agreement:

“Acceleration Event” means (as applicable):

(a)                                 the RCF Agent exercising any of its rights under Clause 21.15 (Acceleration) of the RCF Agreement;

(b)                                 the Security Agent exercising any of its rights under Clause 29.17 (Acceleration — all Lenders) or 29.18 (Acceleration — IFC and Lenders) of the Senior Facility Agreement; and/or

(c)                                  the HY Noteholder Trustee exercising any of its rights of acceleration and/or enforcement under the HY Note Indenture.

“Affiliate” means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

“Agent” means the Security and Intercreditor Agent and the Security Agent.

“Agent Accession Undertaking” means an undertaking substantially in the form set out in Schedule 1 (Form of Agent Accession Undertaking).

“Business Day” means a day (other than a Saturday or Sunday) on which banks are open for general business in London, Paris and New York.

“Charge over Shares in KEH” means the first ranking charge governed by English law dated on or around the date of this Agreement, granted by KEL over its shares in Kosmos Energy Holdings in favour of the Security and Intercreditor Agent, for and on behalf of the Junior Secured Parties.

“Charged Property” means all of the assets which from time to time are, or are expressed to be, the subject of the Transaction Security.

“Commitment” means (as applicable):

(a)                                 in relation to an “Original Lender” (as defined in the Senior Facility Agreement), the amount set opposite its name under the heading “Commitment” in Schedule 2 to the Senior Facility Agreement and the amount of any other Commitment transferred to it; and

(b)                                 in relation to any other “Lender” (as defined in the Senior Facility Agreement), the amount of any Commitment transferred to it;

(c)                                  in relation to an “Original Lender” (as defined in the RCF Agreement), the amount set opposite its name under the heading “Commitment” in Schedule 2 to the RCF Agreement and the amount of any other Commitment transferred to it; and

(d)                                 in relation to any other “Lender” (as defined in the RCF Agreement), the amount of any Commitment transferred to it,

to the extent not cancelled, reduced or transferred by it.

“Consent” means any consent, approval, release or waiver or agreement to any amendment.

“Credit Participation” means, in relation to a Senior Creditor, its Commitment and, in relation to a Junior Creditor, all amounts actually and contingently accrued to it under the RCF and the HY Notes, if any, and as applicable.

“Creditors” means the Junior Creditors and the Senior Creditors, or any of them, as the context so requires.

“Deed of Guarantee” means the deed of guarantee and indemnity in respect of the Junior Liabilities entered into on or around the date of this Agreement between inter alios, the Security and Intercreditor Agent and each Junior Guarantor.

“Default” means a Senior Default or a Junior Default, as the context so requires.

“Discharge Date” means the later to occur of the Junior Discharge Date and the Senior Discharge Date.

“Disposal Proceeds” has the meaning given to that term in Clause 8 (DISPOSALS).

“Distress Event” means any of:

(a)           an Acceleration Event; or

(b)                                 the enforcement of any Transaction Security in accordance with the terms of the Security Documents.

“Distressed Disposal” means a disposal of an asset of a Senior Obligor (or a disposal of a Senior Obligor) which is:

(a)                                 being effected at the request of the Instructing Senior Creditors in circumstances where the Senior Transaction Security has become enforceable in accordance with the terms of the Senior  Finance Documents; or

(b)                                 being effected by enforcement of the Senior Transaction Security in accordance with the terms of the Senior Security Documents.

“Dollar Currency Amount” means, in relation to an amount, that amount converted (to the extent not already denominated in USD) into USD at the relevant Agent’s Spot Rate of Exchange on the Business Day prior to the relevant calculation.

“Enforcement Action” means:

(a)           in relation to any Liabilities:

(i)                                    the acceleration of any Liabilities or the making of any declaration that any Liabilities are prematurely due and payable (other than as a result of it becoming unlawful for a Finance Party to perform its obligations under, or of any voluntary or mandatory prepayment arising under, the Finance Documents);

(ii)                                 the making of any declaration that any Liabilities are payable on demand;

(iii)                              the making of a demand in relation to a Liability that is payable on demand;

(iv)                             the making of any demand against any member of the Group in relation to any Guarantee Liabilities of that member of the Group;

(v)                                the exercise of any right to require any member of the Group to acquire any Liability (including exercising any put or call option against any member of the Group for the redemption or purchase of any Liability);

(vi)                            the exercise of any right of set off, account combination or payment netting against any member of the Group in respect of any Liabilities other than the exercise of any such right which is otherwise expressly permitted under the Senior Facility Agreement, the RCF Agreement or the HY Note Indenture; and

(vii)                          the suing for, commencing or joining of any legal or arbitration proceedings against any member of the Group to recover any Liabilities;

(b)                                 the taking of any steps to enforce or require the enforcement of any Transaction Security (including the crystallisation of any floating charge forming part of the Transaction Security);

(c)                                  the entering into of any composition, compromise, assignment or arrangement with any member of the Group which owes any Liabilities, or has given any Security, guarantee or indemnity or other assurance against loss in respect of the Liabilities (other than any action permitted under Clause 13 (CHANGES TO THE PARTIES)); or

(d)                                 the petitioning, applying or voting for, or the taking of any steps (including the appointment of any liquidator, provisional liquidator, receiver, administrator or similar officer) in relation to, the winding up, dissolution, administration, reorganisation merger or consolidation of any member of the Group which owes any Liabilities, or has given any Security, guarantee, indemnity or other assurance against loss in respect of any of the Liabilities, or any of such member of the Group’s assets or any suspension of payments or moratorium of any indebtedness of any such member of the Group, or any analogous procedure or step in any jurisdiction, except that the following shall not constitute Enforcement Action: the taking of any action falling within paragraph (a)(vii) above or this paragraph (d) which is necessary (but only to the extent necessary) to preserve the validity, existence or priority of claims in respect of Liabilities, including the registration of such claims before any court or governmental authority and the bringing, supporting or joining of proceedings to prevent any loss of the right to bring, support or join proceedings by reason of applicable limitation periods.

“Event of Default” means, as applicable, an “Event of Default” (as defined in the Senior Facility Agreement), an “Event of Default” (as defined in the RCF Agreement) and an “Event of Default” (as defined in the HY Note Indenture).

“Finance Documents” means the Junior Finance Documents and the Senior Finance Documents, as the context so requires.

“Finance Party” means a Junior Finance Party and a Senior Finance Party.

“First Discharge Date” means the earlier to occur of the Junior Discharge Date and the Senior Discharge Date.

“Group” means KEL and each of its direct and indirect Subsidiaries for the time being and “Group Company” means any one of them.

“Guarantee Liabilities” means, in relation to a member of the Group, the liabilities under the Finance Documents (present or future, actual or contingent and whether incurred solely or jointly) it may have to a Finance Party or Obligor as or as a result of its being a guarantor or surety (including, without limitation, liabilities arising by way of guarantee, indemnity, contribution or subrogation and in particular any guarantee or indemnity arising under or in respect of the Finance Documents).

“Holding Company” means, in relation to a company or corporation, any other company or corporation in respect of which it is a Subsidiary.

“HY Enforcement Recovery” has the meaning given to it in clause 4.10(B)(ii) (Permitted Enforcement: Junior Creditors).

“HY Note Indenture” means the indenture pursuant to which all or any of the HY Notes are constituted or any other agreement under which HY Notes are constituted and any other agreement under which any guarantee for the HY Notes is given (including but not limited to the Deed of Guarantee).

“HY Noteholder” means a holder of HY Notes from time to time.

“HY Noteholder Trustee” means any collateral agent, trustee or other representative of the HY Noteholders.

“HY Noteholder Trustee Liabilities” means all present and future liabilities and obligations, actual and contingent, of any Obligor to the HY Noteholder Trustee under or in connection with the Finance Documents.

“HY Notes” means the senior secured notes issued by the HY Note Issuer from time to time to the HY Noteholders, pursuant to the terms of the HY Note Indenture.

“Insolvency Event” means, in relation to any member of the Group:

(a)                                 any resolution is passed or order made for the winding up, dissolution or administration of that member of the Group or a moratorium is declared in relation to any indebtedness of that member of the Group;

(b)                                 any composition, compromise, assignment or arrangement is made with any of its creditors;

(c)                                  the appointment of any liquidator, provisional liquidator, receiver, administrator, administrative receiver, compulsory manager or other similar officer in respect of that member of the Group or any of its assets; or

(d)                                 any analogous procedure or step is taken in any jurisdiction.

“Instructing Junior Creditors” means the group of Junior Creditors which is entitled to instruct the Security and Intercreditor Agent to take or refrain from taking any action pursuant to the terms of the KEL Intercreditor Agreement or, if no such agreement is in effect, the group of RCF Lenders which is entitled to instruct the Security and Intercreditor Agent to take or refrain from taking any action pursuant to the terms of the RCF Agreement.

“Instructing Senior Creditors” means the group of Senior Creditors which is entitled to instruct the Security Agent to take or refrain from taking any action pursuant to the terms of the Senior Finance Documents.

“Intercreditor Amendment” means any amendment or waiver which is subject to Clause 19 (CONSENTS, AMENDMENTS AND OVERRIDE).

“Junior Agent” means the RCF Agent and/or any HY Noteholder Trustee, as the context so requires.

“Junior Commitment” means:

(a)                                 in relation to an “Original Lender” (as defined in the RCF Agreement), the amount set opposite its name under the heading “Commitment” in Schedule 2 to the RCF Agreement and the amount of any other Commitment transferred to it; and

(b)                                 in relation to any other “Lender” (as defined in the RCF Agreement), the amount of any Commitment transferred to it,

to the extent not cancelled, reduced or transferred by it.

“Junior Credit Participation” means, in relation to a Junior Creditor, all amounts actually and contingently accrued to it under the HY Notes and the amount of its Junior Commitment, if any.

“Junior Creditor” means an RCF Lender or a HY Noteholder, or both of them, as the context so requires.

“Junior Default” means a “Default” (as defined in the RCF Agreement) and a “Default” (as defined in the HY Note Indenture).

“Junior Discharge Date” means the first date on which all Junior Liabilities have been fully and finally discharged, whether or not as the result of an Enforcement Action, and the Junior Creditors are under no further obligation to provide financial accommodation to any of the Junior Obligors under the Junior Finance Documents.

“Junior Enforcement Notice” has the meaning given to that term in Clause 4.10 (Permitted Enforcement: Junior Creditors).

“Junior Event of Default” means an “Event of Default” (as defined in the RCF Agreement) and a “Event of Default” (as defined in the HY Note Indenture).

“Junior Fee Letter” means any letter or letters between the Company and any Junior Finance Party setting out any fees payable by the Company to a Junior Finance Party pursuant to a Junior Finance Document.

“Junior Finance Party” means a “Finance Party” as defined in the RCF Agreement, any HY Noteholder and any HY Noteholder Trustee.

“Junior Finance Document” means this Agreement, the KEL Intercreditor Agreement (to the extent the same is in effect), the RCF Agreement, the HY Note Indenture, the Junior Security Documents, any Junior Fee Letter and any document designated as a “Finance Document” by the Security and Intercreditor Agent and KEL in accordance with the terms of the KEL Intercreditor Agreement (if in force and effect) or, if not in force and effect), by the RCF Agent and KEL in accordance with the RCF Agreement.

“Junior Guarantor” means a “Guarantor” from time to time under (and as defined under) the Deed of Guarantee.

“Junior Liabilities” means all present and future liabilities and obligations at any time of any Junior Obligor to any Junior Finance Party under the Junior Finance Documents, both actual and contingent and whether incurred solely or jointly or in any other capacity together with any of the following matters relating to or arising in respect of those liabilities and obligations:

(a)           any refinancing, novation, deferral or extension;

(b)                                 any claim for breach of representation, warranty or undertaking or on an event of default or under any indemnity given under or in connection with any document or agreement evidencing or constituting any other liability or obligation falling within this definition;

(c)                                  any claim for damages or restitution; and

(d)                                 any claim as a result of any recovery by any Junior Obligor of a Payment on the grounds of preference or otherwise,

and any amounts which would be included in any of the above but for any discharge, non provability, unenforceability or non allowance of those amounts in any insolvency or other proceedings.

“Junior Obligor” means KEL, the Junior Guarantors and any person which becomes a “Party” as an “Obligor” (and “Party” and “Obligor” for these purposes are as defined in the KEL Intercreditor Agreement) in accordance with the terms of the Junior Finance Documents.

“Junior Payment Stop Event” shall occur if, pursuant to Clause 24.8 (Sources and Uses) of the Senior Facility Agreement, a Sources and Uses Statement (as defined therein) dated within 12 months of the proposed date for any payment of Junior Liabilities, shows a shortfall in funding pursuant to Clause 24.8 of the Senior Facility Agreement.

“Junior Payment Stop Notice” has the meaning given to it in Clause 4.4(B) (Issue of Junior Payment Stop Notice).

“Junior Secured Party” means a “Secured Party” as defined in the RCF Agreement, any HY Noteholder and any HY Noteholder Trustee.

“Junior Secured Property” means:

(a)                                 the Junior Transaction Security expressed to be granted in favour of the Security and Intercreditor Agent as trustee for the Junior Secured Parties and all proceeds of that Junior Transaction Security;

(b)                                 all obligations expressed to be undertaken by a Junior Obligor to pay amounts in respect of the Junior Liabilities to the Security and Intercreditor Agent as trustee for the Junior Secured Parties and secured by the Junior Transaction Security together with all representations and warranties expressed to be given by a Junior Obligor in favour of the Security and Intercreditor Agent as trustee for the Junior Secured Parties;

(c)                                  the Security and Intercreditor Agent’s interest in any trust fund created pursuant to Clause 6 (TURNOVER OF RECEIPTS); and

(d)                                 any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Security and Intercreditor Agent is required by the terms of the Junior Finance Documents to hold as trustee on trust for the Junior Secured Parties.

“Junior Security Documents” means the “Security Documents” as defined in the KEL Intercreditor Agreement”.

“Junior Transaction Security” means the Security created or evidenced or expressed to be created or evidenced under or pursuant to the Junior Security Documents.

“KEL Intercreditor Agreement” means, to the extent entered into and in force and effect, the intercreditor agreement between, inter alios, the Security and Intercreditor Agent, the RCF Agent, the HY Noteholder Trustee and KEL, the form of which (subject to any amendments thereto) is attached to the RCF Agreement.

“Liabilities” means the Junior Liabilities and the Senior Liabilities.

“Majority Creditors” means the Instructing Junior Creditors and the Instructing Senior Creditors.

“Mandatory Prepayment” means a mandatory prepayment of any of the Liabilities pursuant either to Clause 10 (Prepayment and Cancellation) of the Senior Facility Agreement, Clause 8 (PREPAYMENT AND CANCELLATION) of the RCF Agreement or pursuant to the HY Note Indenture.

“Margin” means the “Margin” as defined in the Senior Facility Agreement, the RCF Agreement or the HY Note Indenture, as the context so requires.

“Obligor Liabilities” means, in relation to any Obligor, any liabilities owed to any other Obligor (whether actual or contingent and whether incurred solely or jointly) by that Obligor.

“Obligors” means the Junior Obligors and the Senior Obligors, or any of them, as the context so requires.

“Party” means a party to this Agreement.

“Payment” means, in respect of any Junior Liabilities or Senior Liabilities, as applicable (or any other liabilities or obligations), a payment, prepayment, repayment, redemption, defeasance or discharge of those Liabilities (or other liabilities or obligations).

“Permitted Junior Payment” means a “Scheduled KEL Debt Payment” (as defined in the Senior Facility Agreement) made in accordance with the terms of the Senior Facility Agreement.

“Permitted Payment” means a Permitted Junior Payment or a Permitted Senior Payment.

“Permitted Senior Payment” means a Payment made in accordance with Clause 3.1 (Payment of Senior Liabilities)

“Prior Junior Enforcement Notice” has the meaning given to that term in paragraph 4.10(A)(iii)(b) (Permitted Enforcement: Junior Creditors).

“Proceeds Agent’s Spot Rate of Exchange” means, in respect of the conversion of one currency (the “First Currency”) into another currency (the “Second Currency”) the Security and Intercreditor Agent’s spot rate of exchange for the purchase of the Second Currency with the First Currency in the London foreign exchange market at or about 11:00 am (London time) on a particular day.

“RCF” means the facility made available by the RCF Lenders to, amongst others, the RCF Borrower pursuant to the RCF Agreement.

“RCF Agent Liabilities” means all present and future liabilities and obligations, actual and contingent, of any Junior Obligor to the RCF Agent under or in connection with the Junior Finance Documents.

“RCF Agreement” means the agreement dated on or around the date of this Agreement pursuant to which the RCF is made available.

“RCF Lender” means a “Lender” (as defined under the RCF Agreement).

“Relevant Junior Enforcement Notice” has the meaning given to that term in paragraph 4.10(A)(iii)(a) (Permitted Enforcement: Junior Creditors).

“Relevant Liabilities” means:

(a)           in the case of a Finance Party:

(i)                                    the Liabilities owed to Finance Parties ranking (in accordance with the terms of this Agreement) pari passu with or in priority to that Finance Party (as the case may be); and

(ii)                                 all present and future liabilities and obligations, actual and contingent, of the Obligors to the Agents; and

(b)                                 in the case of an Obligor, the Liabilities owed to the Finance Parties together with the RCF Agent Liabilities, the HY Noteholder Trustee Liabilities and all present and future liabilities and obligations, actual and contingent, of the Obligors to the Agents.

“Secured Parties” means the Junior Secured Parties, the Senior Secured Parties and the Proceeds Agent.

“Secured Property” means the Junior Secured Property and the Senior Secured Property.

“Security” means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

“Security Documents” means:

(a)           the Junior Security Documents;

(b)           the Senior Security Documents;

(c)                                  any other document entered into at any time by any of the Obligors creating any guarantee, indemnity, Security or other assurance against financial loss in favour of any of the Secured Parties as Security for any of the Liabilities; and

(d)                                 any Security granted under any covenant for further assurance in any of the documents set out in paragraphs (a), (b) and (c) above.

“Senior Commitment” means:

(a)                                 in relation to an “Original Lender” (as defined in the Senior Facility Agreement), the amount set opposite its name under the heading “Commitment” in Schedule 2 to the Senior Facility Agreement and the amount of any other Commitment transferred to it; and

(b)                                 in relation to any other “Lender” (as defined in the Senior Facility Agreement), the amount of any Commitment transferred to it,

to the extent not cancelled, reduced or transferred by it.

“Senior Creditor” means a “Creditor” as defined in the Senior Intercreditor Agreement.

“Senior Default” means a “Default” as defined in the Senior Facility Agreement.

“Senior Discharge Date” means the first date on which all Senior Liabilities have been fully and finally discharged, whether or not as the result of an Enforcement Action, and the Senior Creditors are under no further obligation to provide financial accommodation to any of the Senior Obligors under the Senior Finance Documents.

“Senior Facility” means the facility made available by the Senior Creditors to the Senior Borrower pursuant to the Senior Facility Agreement.

“Senior Facility Agreement” means the facility agreement referred to in recital (A).

“Senior Finance Document” means a “Finance Document” as defined under the Senior Facility Agreement.

“Senior Finance Party” means a “Finance Party” as defined in the Senior Facility Agreement.

“Senior Hedging Counterparty” means a “Hedging Counterparty” as defined in the Senior Facility Agreement.

“Senior Intercreditor Agreement” means the “Intercreditor Agreement” as defined in the Senior Facility Agreement.

“Senior Lender” means a “Lender” as defined in the Senior Facility Agreement.

“Senior Liabilities” means all present and future liabilities and obligations at any time of any Senior Obligor to any Senior Finance Party under the Senior Finance Documents, both actual and contingent and whether incurred solely or jointly or in any other capacity together with any of the following matters relating to or arising in respect of those liabilities and obligations:

(a)           any refinancing, novation, deferral or extension;

(b)                                 any claim for breach of representation, warranty or undertaking or on an event of default or under any indemnity given under or in connection with any document or agreement evidencing or constituting any other liability or obligation falling within this definition;

(c)                                  any claim for damages or restitution; and

(d)                                 any claim as a result of any recovery by any Senior Obligor of a Payment on the grounds of preference or otherwise,

and any amounts which would be included in any of the above but for any discharge, non provability, unenforceability or non allowance of those amounts in any insolvency or other proceedings.

“Senior Obligor” means an “Obligor” as defined under the Senior Facility Agreement.

“Senior Secured Party” means a “Secured Party” as defined in the Senior Facility Agreement.

“Senior Secured Property” means:

(a)                                 the Senior Transaction Security expressed to be granted in favour of the Security Agent as trustee for the Senior Secured Parties and all proceeds of that Senior Transaction Security;

(b)                                 all obligations expressed to be undertaken by a Senior Obligor to pay amounts in respect of the Senior Liabilities to the Security Agent as trustee for the Senior Secured Parties and secured by the Senior Transaction Security together with all representations and warranties expressed to be given by a Senior Obligor in favour of the Security Agent as trustee for the Senior Secured Parties;

(c)                                  the Security Agent’s interest in any trust fund created pursuant to Clause 6 (TURNOVER OF RECEIPTS); and

(d)                                 any other amounts or property, whether rights, entitlements, choses in action or otherwise, actual or contingent, which the Security Agent is required by the terms of the Senior Finance Documents to hold as trustee on trust for the Senior Secured Parties.

“Senior Security Document” means a “Security Document” as defined under the Senior Facility Agreement.

“Senior Transaction Security” means the Security created or evidenced or expressed to be created or evidenced under or pursuant to the Senior Security Documents

“Sponsor Affiliate” means each of Blackstone Capital Partners (Cayman) IV LP, Warburg Pincus Private Equity VIII, L.P. and Warburg Pincus International Partners, L.P. (each a “Sponsor Management Company”), each of their Affiliates, any trust of which a Sponsor Management Company or any of their Affiliates is a trustee, any partnership of which a Sponsor Management Company or any of their Affiliates is a partner and any trust, fund or other entity which is managed by, or is under the control of, a Sponsor Management Company or any of their Affiliates provided that any such trust, fund or other entity which has been established for at least 6 months solely for the purpose of making, purchasing or investing in loans or debt securities and which is managed or controlled independently from all other trusts, funds or other entities managed or controlled by a Sponsor Management Company or any of their Affiliates which have been established for the primary or main purpose of investing in the share capital of companies shall not constitute a Sponsor Affiliate.

“Subordinated Guarantor” means a Junior Guarantor which at that time is also a Senior Obligor.

“Subordinated Liabilities” means any Junior Liabilities which are owed by a Subordinated Guarantor.

“Subsidiary” means in relation to any company or corporation, a company or corporation:

(a)                                 which is controlled, directly or indirectly, by the first mentioned company or corporation;

(b)                                 more than half the issued share capital of which is beneficially owned, directly or indirectly by the first mentioned company or corporation; or

(c)                                  which is a Subsidiary of another Subsidiary of the first mentioned company or corporation,

and for this purpose, a company or corporation shall be treated as being controlled by another if that other company or corporation is able to direct its affairs and/or to control the composition of its board of directors or equivalent body.

“Taxes” includes any present or future tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same).

“Total Commitments” means all Senior Commitments and all Junior Credit Participations.

“Transaction Security” means the Junior Transaction Security and/or the Senior Transaction Security, as the context so requires.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated thereunder.

1.2                              Construction

(A)                               Unless a contrary indication appears, the rules of construction and interpretation set out in Clause 1.2 (Construction of particular terms) and Clause 1.3 (Interpretation) of the Senior Facility Agreement shall apply to this Agreement.  In addition a reference in this Agreement to:

(i)                                    any “Agent”, “Creditor”, “Obligor”, “Party”, or “Junior Agent” shall be construed to be a reference to it in its capacity as such and not in any other capacity;

(ii)                                 any “Agent”, “Creditor”, “Obligor”, “Party”, or “Junior Agent” or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees.

(iii)                              “assets” includes present and future properties, revenues and rights of every description;

(iv)                             a “Finance Document” or any other agreement or instrument is (other than a reference to a “Finance Document” or any other agreement or instrument in “original form”) a reference to that Finance Document, or other agreement or instrument, as amended, novated, supplemented, extended or restated as permitted by this Agreement;

(v)                                “enforcing” (or any derivation) the Transaction Security shall include the appointment of an administrator of an Obligor by the relevant Agent;

(vi)                             “indebtedness” includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(vii)                          the “original form” of a “Finance Document” or any other agreement or instrument is a reference to that Finance Document, agreement or instrument as originally entered into;

(viii)                       a “person” includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality);

(ix)                             “regulation” includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or of any regulatory, self regulatory or other authority or organisation;

(x)                                a provision of law is a reference to that provision as amended or re enacted;

(xi)                             when it is stated in this Agreement that the Security and Intercreditor Agent or the Security Agent may take instructions from, make requests of, or otherwise communicate with the Creditors (a “Communication” and “Communicate” shall be interpreted accordingly), the right of the Security and Intercreditor Agent to Communicate with the Creditors shall be limited to Communications with the Junior Creditors and the right of the Security Agent to Communicate with the Creditors shall be limited to Communications with the Senior Creditors;

(xii)                          where a reference is made in this Agreement to a “relevant Agent”, including but not limited to provisions in this Agreement which provide such “relevant Agent” with rights or obligations, the person or persons who are included in the concept of “relevant Agent” in that instance shall be determined by whether the Junior Liabilities or the Senior Liabilities (or both) are relevant to the interpretation of the provision in question, or otherwise as the context so requires;

(xiii)                       where a reference is made in this Agreement to a “relevant Creditor”, including but not limited to provisions in this Agreement which provide such “relevant Creditor” with rights or obligations, the person or persons who are included in the concept of “relevant Creditor” in that instance shall be determined by whether the Junior Liabilities or the Senior Liabilities (or both) are relevant to the interpretation of the provision in question, or otherwise as the context so requires;

(xiv)                      where a reference is made in this Agreement to a “relevant Obligor”, including but not limited to provisions in this Agreement which provide such “relevant Obligor” with rights or obligations, the person or persons who are included in the concept of “relevant Obligor” in that instance shall be determined by whether the Junior Liabilities or the Senior Liabilities (or both) are relevant to the interpretation of the provision in question, or otherwise as the context so requires; and

(xv)                         where a reference is made in this Agreement to a “relevant Group Company”, including but not limited to provisions in this Agreement which provide such “relevant Group Company” with rights or obligations, the person or persons who are included in the concept of “relevant Group Company” in that instance shall be determined by whether the Junior Liabilities or the Senior Liabilities (or both) are relevant to the interpretation of the provision in question, or otherwise as the context so requires.

(B)                               Section, Clause and Schedule headings are for ease of reference only.

(C)                               A Default or an Event of Default is “continuing” if it has not been remedied or waived.

1.3                              Third Party Rights

(A)                               Unless expressly provided to the contrary in this Agreement, a person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 (the “Third Parties Rights Act”) to enforce or to enjoy the benefit of any term of this Agreement.

(B)                               This Agreement confers benefits on the Finance Parties and the Obligors who are not party to this Agreement (each, for the purposes of this clause, a “Third Party”). It is intended that any benefit conferred on a Third Party should be enforceable by that Third Party by virtue of the Third Parties Rights Act.

(C)                               Notwithstanding any term of this Agreement, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

2.                                     RANKING AND PRIORITY

2.1                              Creditor Liabilities

Each of the Parties agrees that the Liabilities owed by the Subordinated Guarantors to the Finance Parties shall rank in right and priority of payment in the following order and are postponed and subordinated to any prior ranking Liabilities as follows:

(A)                               first, the Senior Liabilities; and

(B)                               second, the Junior Liabilities.

2.2                              Agreement binding on Senior Finance Parties

The Security Agent hereby confirms that in entering into this Agreement it is acting on its own behalf and as agent of each Senior Finance Party and that it is authorised by the terms of the Senior Finance Documents to enter into this Agreement for and on behalf of each Senior Finance Party from time to time and to bind each Senior Finance Party under and subject to the terms of this Agreement.

2.3                              Agreement binding on HY Noteholders

The HY Noteholder Trustee hereby confirms that in entering into this Agreement it is acting on its own behalf and as the agent of each HY Noteholder and that it is authorised by the terms of the HY Note Indenture to enter into this Agreement for and on behalf of each HY Noteholder from time to time and to bind each HY Noteholder under and subject to the terms of this Agreement.

2.4                              Agreement binding on RCF Finance Parties

The RCF Agent hereby confirms that in entering into this Agreement it is acting on its own behalf and as the agent of each RCF Finance Party and that it is authorised by the terms of the RCF Agreement to enter into this Agreement for and on behalf of each RCF Finance Party from time to time and to bind each RCF Finance Party under and subject to the terms of this Agreement.

2.5                              Agreement binding on Junior Obligors

KEL hereby confirms that in entering into this Agreement it is acting on its own behalf and as agent of each Junior Obligor and that it is authorised by the terms of the Junior Finance Documents to enter into this Agreement for and on behalf of each Junior Obligor from time to time and to bind each Junior Obligor under and subject to the terms of this Agreement.

2.6                              Agreement binding on Senior Obligors

KEFI hereby confirms that in entering into this Agreement it is acting on its own behalf and as agent of each Senior Obligor and that it is authorised by the terms of the Senior Finance Documents to enter into this Agreement for and on behalf of each Senior Obligor from time to time and to bind each Senior Obligor under and subject to the terms of this Agreement.

3.                                     SENIOR CREDITORS AND SENIOR LIABILITIES

3.1                              Payment of Senior Liabilities

The Obligors may make Payments of the Senior Liabilities at any time in accordance with the Finance Documents.

3.2                              Amendments and Waivers: Senior Finance Documents

(A)                               Subject to paragraph (B) below, the Senior Creditors may amend or waive the terms of the Senior Finance Documents in accordance with the terms thereof, at any time.

(B)                               The Senior Creditors may not amend or waive the terms of the Senior Finance Documents in the form as at the date of this Agreement, or as subsequently amended in accordance with this Agreement, if the amendment or waiver is:

(i)                                    any amendment of the concept of “Permitted Financial Indebtedness” in the Senior Facility Agreement, the effect of which would be to remove the contractual entitlement of Senior Obligors to guarantee the Junior Liabilities pursuant to the Deed of Guarantee;

(ii)                                 any amendment of the definition of “Scheduled KEL Debt Payments” in the Senior Facility Agreement (as defined in the Senior Facility Agreement);

(iii)                              any amendment or waiver of the permission that amounts standing to the credit of the “DSRA” (as defined in the Senior Facility Agreement) may be used to pay Scheduled KEL Debt Payments in accordance with the “Cash Waterfall” (as defined in the Senior Facility Agreement); or

(iv)                             other than to the extent required in order to comply with any applicable law or regulation, any amendment of the Cash Waterfall, the effect of which would be to move the permission to pay Scheduled KEL Debt Payments further down the Cash Waterfall, or otherwise to place additional or new classes of amounts above the permission to pay Scheduled KEL Debt Payments in the Cash Waterfall.

4.                                     JUNIOR LENDERS AND JUNIOR LIABILITIES

4.1                              Amendments and Waivers: Junior Finance Documents

(A)                               Subject to paragraph (B) below, the Junior Creditors may amend or waive the terms of the Junior Finance Documents in accordance with the terms thereof, at any time.

(B)                               The Junior Creditors may not, without the prior written consent of the Security Agent, amend or waive the terms of the Junior Finance Documents, in the form as at the date of this Agreement, or as subsequently amended in accordance with this Agreement, if such amendment or waiver of a Junior Finance Document is:

(i)                                    an amendment or waiver constituting an increase in the Margin, or the inclusion of an additional margin, relating to the Junior Liabilities (as applicable) other than such an increase or addition which is contemplated by the Junior Finance Documents; or

(ii)                                 an amendment or waiver constituting an increase in, or addition of, any fees or commission other than such an increase or addition which is contemplated by the Junior Finance Documents.

4.2                              Restriction on Payment: Junior Liabilities

The Subordinated Guarantors shall not make any Payments of the Junior Liabilities at any time unless:

(A)                               that Payment is permitted under Clause 4.3 (Permitted Payments: Junior Liabilities); or

(B)                               the taking or receipt of that Payment is permitted under paragraphs (A)(iii) or (A)(iv) of Clause 4.10 (Permitted Enforcement: Junior Creditors).

4.3                              Permitted Payments: Junior Liabilities

(A)                               The Subordinated Guarantors may, prior to the Senior Discharge Date, make Payments to the Junior Secured Parties in respect of the Junior Liabilities then due in accordance with the Junior Finance Documents:

(i)                                    if the Payment is a Permitted Junior Payment and no Junior Payment Stop Event is outstanding; or

(ii)                                 if the Instructing Senior Creditors give prior written consent to that Payment being made.

(B)                               The Subordinated Guarantors may, on or after the Senior Discharge Date, make Payments to the Junior Secured Parties in respect of the Junior Liabilities in accordance with the Junior Finance Documents.

4.4                              Issue of Junior Payment Stop Notice

(A)                               A Junior Payment Stop Event is “outstanding” during the period from the date of the occurrence of a Junior Payment Stop Event and shall be “continuing” until the earlier of:

(i)                                    the next-occurring date on which Junior Liabilities are due and payable and in relation to which no Sources and Uses Statement (as defined in the Senior Facility Agreement) dated within 12 months thereof shows a shortfall in funding pursuant to Clause 24.8 of the Senior Facility Agreement, unless another Junior Payment Stop Event has occurred in the meantime in which case a Junior Payment Stop Event shall be continuing until the next-occurring date on which Junior Liabilities are due and payable and in relation to which no Sources and Uses Statement (as defined in the Senior Facility Agreement) dated within 12 months thereof shows a shortfall in funding pursuant to Clause 24.8 of the Senior Facility Agreement; and

(ii)                                 the Senior Discharge Date.

(B)                               The Security Agent shall issue a notice to the Security and Intercreditor Agent (with a copy to KEL) advising that a Junior Payment Stop Event has occurred and is continuing (a “Junior Payment Stop Notice”).

4.5                              Effect of Junior Payment Stop Event

(A)                               Any failure to make a Payment due to the Junior Finance Parties under the Junior Finance Documents as a result of a Junior Payment Stop Event shall not prevent:

(i)                                    the occurrence of an Event of Default under the Junior Finance Documents as a consequence of any failure to make a Payment in relation to the Junior Finance Documents; or

(ii)                                 the issue of a Junior Enforcement Notice on behalf of the Junior Finance Parties.

(B)                               The Junior Finance Parties acknowledge the right of the Senior Finance Parties to issue a Junior Payment Stop Notice in accordance with the provisions of Clause 4.4(B) (Issue of Junior Payment Stop Notice). Each Junior Finance Party agrees that it will not make any claim against any Senior Finance Party in relation to any Junior Liabilities which have fallen due but which are prevented from being paid by virtue of the occurrence of a Junior Payment Stop Event and/or valid issuance of, and the valid subsistence of, a Junior Payment Stop Notice in accordance with Clause 4.4(B) (Issue of Junior Payment Stop Notice).

4.6                              Payment obligations and capitalisation of interest continue

(A)                               No Subordinated Guarantor shall be released from the liability to make any Payment (including of default interest, which shall continue to accrue) under any Junior Finance Document by the operation of Clauses 4.2 (Restriction on Payment: Junior Liabilities) and 4.5 (Effect of Junior Payment Stop Event) even if its obligation to make that Payment is restricted at any time by the terms of any of those Clauses.

(B)                               The accrual and capitalisation of interest in accordance with the Junior Finance Documents shall continue notwithstanding the occurrence of a Junior Payment Stop Event.

4.7                              Cure of Payment Stop: Junior Creditors

If:

(A)                               at any time following the occurrence of a Junior Payment Stop Event that Junior Payment Stop Event ceases to be outstanding; and

(B)                               the relevant Subordinated Guarantor then promptly pays to the Junior Finance Parties an amount equal to any Payments which had accrued under the Junior Finance Documents and which would have been Permitted Junior Payments but for that Junior Payment Stop Event, then any Event of Default which may have occurred under the Junior Finance Documents as a result of that suspension of Payments shall be deemed withdrawn as from the date of such payment, and any Junior Payment Enforcement Notice which may have been issued as a result of that Event of Default shall be waived, in each case without any further action being required on the part of the Junior Finance Parties.

4.8                              Security: Junior Creditors

At any time prior to the Senior Discharge Date, the Junior Finance Parties may not take, accept or receive from any Senior Obligor the benefit of any Security, guarantee, indemnity or other assurance against loss in respect of the Junior Liabilities other than any guarantee, indemnity or other assurance against loss contained in the Deed of

Guarantee, unless the prior written consent of the Instructing Senior Creditors is obtained.

4.9                              Restriction on Enforcement: Junior Creditors

Subject to Clause 4.10 (Permitted Enforcement: Junior Creditors), no Junior Finance Party shall be entitled to take any Enforcement Action in respect of any of the Subordinated Liabilities prior to the Senior Discharge Date.

4.10                       Permitted Enforcement: Junior Creditors

(A)                               Each Junior Finance Party may take the following action against any Subordinated Guarantor (notwithstanding Clause 4.9 (Restriction on Enforcement: Junior Creditors)) in respect of any of the Subordinated Liabilities:

(i)                                    if an Insolvency Event has occurred in relation to a Subordinated Guarantor, each Junior Finance Party may:

(a)                                accelerate any of that Subordinated Guarantor’s Junior Liabilities or declare them prematurely due and payable or payable on demand;

(b)                                make a demand under any guarantee, indemnity or other assurance against loss given by that Subordinated Guarantor in respect of any Junior Liabilities;

(c)                                 exercise any right of set off or take or receive any Payment in respect of any Junior Liabilities of that Subordinated Guarantor; or

(d)                                claim and prove in the liquidation of that Subordinated Guarantor for the Junior Liabilities owing to it;

(ii)                                 if an Acceleration Event has occurred in relation to the Senior Facility Agreement, each Junior Finance Party may take the same Enforcement Action (but in respect of the Junior Liabilities) as constitutes that Acceleration Event in relation to the Senior Facility Agreement;

(iii)                              if the Security and Intercreditor Agent has given notice (a “Junior Enforcement Notice”) to the Security Agent specifying that a Junior Event of Default has occurred and is continuing, and the earlier of the following dates has occurred:

(a)                                the date falling 179 days after the date upon which that Junior Enforcement Notice (the “Relevant Junior Enforcement Notice”) was served; and

(b)                                the date falling 179 days after the date upon which any other Junior Enforcement Notice was served (a “Prior Junior

Enforcement Notice”), in circumstances where the Prior Junior Enforcement Notice was already outstanding on the date upon which the Relevant Junior Enforcement Notice was served,

then provided that the Event of Default in respect of which the Relevant Junior Enforcement Notice or the Prior Junior Enforcement Notice (as applicable) was given is continuing, each Junior Finance Party may take any action (including any Enforcement Action) whatsoever permitted under the Junior Finance Documents; or

(iv)                             if the Instructing Senior Creditors have given their prior written consent to any action by a Junior Finance Party, the Junior Finance Party may take that action.

(B)                               Notwithstanding any provision of this Agreement to the contrary, should the HY Note Indenture be qualified under the Trust Indenture Act or otherwise subject to Section 316 of the Trust Indenture Act, the right of any HY Noteholder to:

(i)                                    receive payment of the principal of and interest on the HY Notes held by them, on or after the respective due dates expressed in the HY Note Indenture; or

(ii)                                 to institute suit for the enforcement of any such payment on or after such respective dates (giving rise, if such payment or part thereof is recovered, to a “HY Enforcement Recovery”), shall not be impaired or affected without the consent of such HY Noteholder, except to the extent permitted by the Trust Indenture Act. Clause 6.1 (Turnover by the Creditors) shall apply to any HY Enforcement Recovery, which shall be paid to the Proceeds Agent for application in accordance with Clause 9 (APPLICATION OF PROCEEDS) and the other terms of this Agreement.

4.11                       Notification of Junior Event of Default

The Security and Intercreditor Agent shall notify the Security Agent of the occurrence of any Junior Event of Default, promptly (and in any event within three Business Days) following the receipt by the Security and Intercreditor Agent of notification of the same from the RCF Agent or from the HY Note Trustee, as applicable.  Such notice shall state the date of occurrence of such Junior Event of Default.

4.12                       Option to purchase:  Junior Creditors

(A)                               Subject to paragraph (B) below, all the Junior Creditors (acting as a whole) may at any time after a Distress Event has occurred pursuant to the Senior Finance Documents, by giving not less than 10 Business Days’ notice to the Security Agent, require the transfer to them (or to a nominee or nominees), in accordance with Clause 13.2 (Change of Creditor) of the Senior Intercreditor Agreement, of all, but not part, of the rights, benefits and obligations in respect of the Senior Liabilities (other than the Hedging Liabilities as defined in the Senior Intercreditor Agreement) if:

(i)                                    that transfer is lawful and subject to paragraph (ii) below, otherwise permitted by the terms of the Senior Facility Agreement (provided that for these purposes Clause 30.2 (Conditions of Assignment and Transfer or change in Facility Office) of the Senior Facility Agreement will be ignored);

(ii)                                 any conditions relating to such a transfer contained in the Senior Facility Agreement are complied with, other than any requirement to obtain the consent of, or consult with, any Obligor relating to such transfer, which consent or consultation shall not be required;

(iii)                              the Security Agent, on behalf of the Agents (as defined in the Senior Facility Agreement) and the Senior Lenders, is paid (no later than at the time of such transfer) an amount equal to the aggregate of:

(a)                                all of the Senior Liabilities (other than the “Hedging Liabilities”, as defined in the Senior Intercreditor Agreement) at that time (whether or not due), including all amounts that would have been payable under the Senior Facility Agreement if the Senior Facilities were being prepaid in full by the relevant Obligors on the date of that payment; and

(b)                                all costs and expenses (including legal fees) incurred by the Senior Finance Parties as a consequence of giving effect to that transfer;

(iv)                             as a result of that transfer the Senior Lenders have no further actual or contingent liability to any Obligor under the Senior Finance Documents;

(v)                                an indemnity is provided from each Junior Creditor (or from another third party acceptable to all the Senior Lenders) in a form satisfactory to each Senior Lender in respect of all losses which may be sustained or incurred by any Senior Lender in consequence of any sum received or recovered by any Senior Lender from any person being required (or it being alleged that it is required) to be paid back by or clawed back from any Senior Lender for any reason; and

(vi)                             the transfer is made without recourse to, or representation or warranty from, the Senior Lenders, except that each Senior Lender shall be deemed to have represented and warranted on the date of that transfer that it has the corporate power to effect that transfer and it has taken all necessary action to authorise the making by it of that transfer.

(B)                               The Security Agent shall, within 5 Business Days of a request by Security and Intercreditor Agent, notify the Junior Creditors of the sum of the amounts described in paragraphs (A)(iii)(a) and (A)(iii)(b) above.

4.13                       No independent power

Except as set out in Clause 4.10(B) above, the Junior Finance Parties shall not have any independent power to enforce, or have recourse to the Deed of Guarantee or to exercise any rights or powers arising under the Deed of Guarantee, except through the Security and Intercreditor Agent.

5.                                     EFFECT OF INSOLVENCY EVENT

5.1                              Payment of distributions

(A)                               After the occurrence of an Insolvency Event in relation to a Subordinated Guarantor, any Junior Finance Party entitled to receive a distribution out of the assets of that Subordinated Guarantor in respect of Liabilities owed to that Junior Finance Party shall, to the extent it is able to do so, direct the person responsible for the distribution of the assets of that Subordinated Guarantor to pay that distribution to the Proceeds Agent until the Liabilities owing to the Senior Secured Parties have been paid in full.

(B)                               The Proceeds Agent shall apply distributions paid to it under paragraph (a) above in accordance with Clause 9 (APPLICATION OF PROCEEDS).

5.2                              Set Off

To the extent that any Junior Guarantor’s Liabilities are discharged by way of set off (mandatory or otherwise) after the occurrence of an Insolvency Event in relation to that Junior Guarantor, any Junior Finance Party which benefited from that set off shall pay an amount equal to the amount of the Junior Liabilities owed to it which are discharged by that set off to the Proceeds Agent for application in accordance with Clause 9 (APPLICATION OF PROCEEDS).

5.3                              Non cash distributions

If the Proceeds Agent or any Junior Secured Party receives a distribution in a form other than in cash in respect of any of the Liabilities, the Liabilities will not be reduced by that distribution until and except to the extent that the realisation proceeds are actually applied towards the Liabilities.

5.4                              Filing of claims

After the occurrence of an Insolvency Event in relation to any Subordinated Guarantor, each Junior Finance Party irrevocably authorises the relevant Agent, on its behalf, to:

(A)                               take any Enforcement Action (in accordance with the terms of this Agreement) against that Subordinated Guarantor;

(B)                               demand, sue, prove and give receipt for any or all of that Subordinated Guarantor’s Liabilities;

(C)                               collect and receive all distributions on, or on account of, any or all of that Subordinated Guarantor’s Liabilities; and

(D)                               file claims, take proceedings and do all other things the relevant Agent considers reasonably necessary to recover that Subordinated Guarantor’s Liabilities.

5.5                              Creditors’ actions

Save as prohibited by any applicable law or regulation, each Junior Finance Party will (insofar as the relevant Agent in each case acts in accordance with Clause 5.6 (Agent instructions)):

(A)                               do all things that the relevant Agent requests in order to give effect to this Clause 5; and

(B)                               if the relevant Agent is not entitled to take any of the actions contemplated by this Clause 5 or if the relevant Agent requests that a relevant Finance Party take that action, undertake that action itself in accordance with the instructions of the relevant Agent or grant a power of attorney to the relevant Agent (on such terms as the relevant Agent may reasonably require) to enable the relevant Agent to take such action.

5.6                              Agent instructions

For the purposes of Clause 5.4 (Filing of claims) and Clause 5.5 (Creditors’ actions), the Security and Intercreditor Agent shall act:

(A)                               on the instructions of the Instructing Junior Creditors; or

(B)                               in the absence of any such instructions, as it sees fit.

6.                                     TURNOVER OF RECEIPTS

6.1                              Turnover by the Creditors

Subject to Clause 6.2 (Permitted assurance and receipts), if at any time prior to the First Discharge Date, any Junior Finance Party receives or recovers from a Subordinated Guarantor:

(A)                               any Payment or distribution of, or on account of or in relation to, any of the Subordinated Liabilities which is not either:

(i)                                    a Permitted Payment; or

(ii)                                 made in accordance with Clause 9 (APPLICATION OF PROCEEDS);

(B)                               other than where Clause 5.2 (Set Off) applies, any amount by way of set off in respect of any of the Liabilities owed to it which does not give effect to a Permitted Payment;

(C)                               notwithstanding paragraphs (A) and (B) above, and other than where Clause 5.2 (Set Off) applies, any amount:

(i)                                    on account of, or in relation to, any of the Subordinated Liabilities:

(a)                                after the occurrence of a Distress Event; or

(b)                                as a result of any other litigation or proceedings against a Subordinated Guarantor (other than after the occurrence of an Insolvency Event in respect of that Obligor); or

(ii)                                 by way of set-off in respect of any of the Subordinated Liabilities owed to it after the occurrence of a Distress Event;

(iii)                              the proceeds of any enforcement of any Subordinated Guarantee except in accordance with Clause 9 (APPLICATION OF PROCEEDS); or

(iv)                             other than where Clause 5.2 (Set Off) applies, any distribution in cash or in kind or Payment of, or on account of or in relation to, any of the Subordinated Liabilities owed by any Subordinated Guarantor which is not in accordance with Clause 9 (APPLICATION OF PROCEEDS) and which is made as a result of, or after, the occurrence of an Insolvency Event in respect of that Subordinated Guarantor, that Junior Finance Party will:

(v)                                in relation to receipts and recoveries not received or recovered by way of set-off:

(a)                                hold an amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Proceeds Agent and promptly pay that amount to the Proceeds Agent for application in accordance with the terms of this Agreement; and

(b)                                promptly pay an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Proceeds Agent for application in accordance with the terms of this Agreement; and

(vi)                             in relation to receipts and recoveries received or recovered by way of set-off, promptly pay an amount equal to that recovery to the Proceeds Agent for application in accordance with the terms of this Agreement.

6.2                              Permitted assurance and receipts

Nothing in this Agreement shall restrict the ability of any Finance Party to:

(A)                               arrange with any person which is not an Obligor any assurance against loss in respect of, or reduction of its credit exposure to, an Obligor (including assurance by way of credit based derivative or sub participation); or

(B)                               make any assignment or transfer,

which is permitted by the Finance Documents to which it is a party and that Finance Party shall not be obliged to account to any other Party for any sum received by it as a result of that action.

6.3                              Sums received by Obligors

If any of the Obligors receives or recovers any sum from a Subordinated Guarantor which, under the terms of any of the Finance Documents, should have been paid to the Security Agent or to the Security and Intercreditor Agent (as applicable), that Obligor will:

(A)                               hold an amount of that receipt or recovery equal to the Relevant Liabilities (or if less, the amount received or recovered) on trust for the Proceeds Agent and promptly pay that amount to the Proceeds Agent for application in accordance with the terms of this Agreement; and

(B)                               promptly pay an amount equal to the amount (if any) by which the receipt or recovery exceeds the Relevant Liabilities to the Proceeds Agent for application in accordance with the terms of this Agreement.

6.4                              Saving provision

If, for any reason, any of the trusts expressed to be created in this Clause 6 (TURNOVER OF RECEIPTS) should fail or be unenforceable, the affected Junior Finance Party or Obligor will promptly pay an amount equal to that receipt or recovery to the Proceeds Agent to be held on trust by the Proceeds Agent for application in accordance with the terms of this Agreement.

7.                                     REDISTRIBUTION

7.1                              Recovering Creditor’s rights

(A)                               Any amount paid by a Junior Finance Party (a “Recovering Finance Party”) to the Proceeds Agent under Clause 5 (EFFECT OF INSOLVENCY EVENT) or Clause 6 (TURNOVER OF RECEIPTS) shall be treated as having been paid by the relevant Obligor and distributed to the Finance Parties (each a “Sharing Finance Party”) in accordance with the terms of this Agreement.

(B)                               On a distribution by the Proceeds Agent under paragraph (A) above of a Payment received by a Recovering Finance Party from an Obligor, as between the relevant Obligor and the Recovering Finance Party an amount equal to the amount received or recovered by the Recovering Finance Party and paid to the Proceeds Agent (the “Shared Amount”) will be treated as not having been paid by that Obligor.

7.2                              Reversal of redistribution

(A)                               If any part of the Shared Amount received or recovered by a Recovering Finance Party becomes repayable to an Obligor and is repaid by that Recovering Finance Party to that Obligor, then:

(i)                                    each Sharing Finance Party shall, upon request of the Proceeds Agent, pay to the Proceeds Agent for the account of that Recovering Finance Party an amount equal to the appropriate part of its share of the Shared Amount (together with an amount as is necessary to reimburse that Recovering Finance Party for its proportion of any interest on the Shared Amount which that Recovering Finance Party is required to pay) (the “Redistributed Amount”); and

(ii)                                 as between the relevant Obligor and each relevant Sharing Finance Party, an amount equal to the relevant Redistributed Amount will be treated as not having been paid by that Obligor.

(B)                               The Proceeds Agent shall not be obliged to pay any Redistributed Amount to a Recovering Finance Party under paragraph (A)(i) above until it has been able to establish to its satisfaction that it has actually received that Redistributed Amount from the relevant Sharing Finance Party.

7.3                              Deferral of Subrogation

No Junior Finance Party or Junior Obligor will exercise any rights which it may have by reason of the performance by it of its obligations under the Finance Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights under the Finance Documents of any Finance Party which ranks ahead of it in accordance with the priorities set out in Clause 2 (RANKING AND PRIORITY) until such time as all of the Liabilities owing to each prior ranking Finance Party (or, in the case of any Obligor, owing to each Finance Party) have been irrevocably paid in full.

8.                                     DISPOSALS

8.1                              Distressed Disposals

If a Distressed Disposal is being effected, the Security and Intercreditor Agent shall, and is irrevocably authorised  to (at the cost of the relevant Senior Obligor or Group Company and without any consent, sanction, authority or further confirmation from any Finance Party, any Senior Obligor or Group Company) release the Deed of Guarantee.

9.                                     APPLICATION OF PROCEEDS

9.1                              Order of application

Subject to Clause 9.2 (Prospective liabilities), all amounts from time to time received or recovered by the Proceeds Agent in respect of the Subordinated Liabilities pursuant to the terms of any Finance Document (for the purposes of this Clause 9, the “Recoveries”), shall be held by the Proceeds Agent on trust to apply them at any time as the Proceeds Agent (in its discretion) sees fit, to the extent permitted by applicable law (and subject to the provisions of this Clause 9)), in the following order of priority:

(A)                               in payment to the Security Agent for application in accordance with the Senior Intercreditor Agreement;

(B)                               in discharging any sums owing to the Proceeds Agent;

(C)                               in payment of all costs and expenses incurred by any Junior Finance Party in connection with any realisation or enforcement of the Transaction Security taken in accordance with the terms of this Agreement or any action taken at the request of the Security and Intercreditor Agent under Clause 5.5 (Creditors’ actions);

(D)                               if the KEL Intercreditor Agreement is in force and effect, in payment on a pro rata basis to the RCF Agent on its own behalf for the RCF Agent Liabilities and the HY Noteholder Trustee on its own behalf for the HY Noteholder Trustee Liabilities;

(E)                                in payment to the Security and Intercreditor Agent on behalf of the Junior Finance Parties for application towards the discharge of the Junior Liabilities (on a pro rata basis between the Junior Liabilities of each Junior Lender) in accordance with the terms of the KEL Intercreditor Agreement (if it is in force and effect at such time) or the RCF Agreement (if it is not);

(F)                                 if none of the Obligors is under any further actual or contingent liability under any Finance Document in payment to any person to whom the Proceeds Agent is obliged to pay in priority to any Obligor; and

(G)                               the balance, if any, in payment to KEL or to the Original Senior Borrower at KEL’s discretion.

9.2                              Prospective liabilities

Following a Distress Event the Proceeds Agent may, in its discretion, hold any amount of the Recoveries in an interest bearing suspense or impersonal account(s) in the name of the Proceeds Agent with such financial institution (including itself) and for so long as the Proceeds Agent shall think fit (the interest being credited to the relevant account) for later application under Clause 9.1 (Order of application) in respect of:

(A)                               any sum to any Agent or Junior Agent; and

(B)                               any part of the Liabilities,

that the Proceeds Agent reasonably considers, in each case, might become due or owing at any time in the future.

9.3                              Investment of proceeds

Prior to the application of any proceeds in accordance with Clause 9.1 (Order of application) the Proceeds Agent may, in its discretion, hold all or part of those proceeds in an interest bearing suspense or impersonal account(s) in the name of the Proceeds Agent with such financial institution (including itself) and for so long as the Proceeds Agent shall think fit (the interest being credited to the relevant account) pending the application from time to time of those monies in the Proceeds Agent’s discretion in accordance with the provisions of this Clause 9.

9.4                              Currency Conversion

(A)                               For the purpose of, or pending the discharge of, any of the Liabilities the Proceeds Agent may convert any moneys received or recovered by the Proceeds Agent from one currency to another, at the Proceeds Agent’s Spot Rate of Exchange.

(B)                               The obligations of any Obligor to pay in the due currency shall only be satisfied to the extent of the amount of the due currency purchased after deducting the costs of conversion.

9.5                              Permitted Deductions

The Proceeds Agent shall be entitled, in its discretion, (a) to set aside by way of reserve amounts required to meet and (b) to make and pay, any deductions and withholdings (on account of Taxes or otherwise) which it is or may be required by any applicable law to make from any distribution or payment made by it under this Agreement, and to pay all Taxes which may be assessed against it in respect of any of the Charged Property, or as a consequence of performing its duties, or by virtue of its capacity as Proceeds Agent under any of the Finance Documents or otherwise (other than in connection with its remuneration for performing its duties under this Agreement).

9.6                              Good Discharge

(A)                               Any payment to be made in respect of the Liabilities by the Proceeds Agent may be made to the relevant Agent on behalf of the relevant Finance Party and any payment made in that way shall be a good discharge, to the extent of that payment, by the Proceeds Agent.

(B)                               The Proceeds Agent is under no obligation to make the payments to the Agents under paragraph (A) above in the same currency as that in which the Liabilities owing to the relevant Finance Party are denominated.

9.7                              Calculation of Amounts

For the purpose of calculating any person’s share of any sum payable to or by it, the Proceeds Agent shall be entitled to:

(A)                               notionally convert the Liabilities owed to any person into a common base currency (decided in its discretion by the Proceeds Agent), that notional conversion to be made at the spot rate at which the Proceeds Agent is able to purchase the notional base currency with the actual currency of the Liabilities owed to that person at the time at which that calculation is to be made; and

(B)                               assume that all moneys received or recovered as a result of the enforcement or realisation of the Secured Property are applied in discharge of the Liabilities in accordance with the terms of the Finance Documents under which those Liabilities have arisen.

10.                              PERMITTED REFINANCING

10.1                       Permitted Refinancing of the Senior Liabilities

Notwithstanding any other term of this Agreement, it is agreed that, in the event the Senior Liabilities are amended, restated, refinanced, replaced or restructured in whole or in part (a “New Senior Financing”), then that New Senior Financing and any reconstituted, new, amended or replacement Security, guarantees and other assurances of whatever kind given in support of such New Senior Financing will rank senior in priority in terms of payment and security to the Subordinated Liabilities.

10.2                       Further Assurance

It is agreed that, in the event of a New Senior Financing, each Party shall, at the cost of KEL, do or procure the doing of all acts and/or execute or procure the execution of all documents, notices and filings in a form satisfactory to KEL and the creditors under the New Senior Financing (who may for these purposes act through an agent) (each acting reasonably) which KEL and the creditors under the New Senior Financing (who may for these purposes act through an agent) (each acting reasonably) considers necessary or appropriate to ensure that the New Senior Financing and any Security, guarantees and other assurances of whatever kind given in support of such New Senior Financing rank senior in priority in terms of payment and security to the Subordinated Liabilities (including, but without limitation, any replacement intercreditor or subordination agreement or undertakings) and which KEL and the creditors under the New Senior Financing  (each acting reasonably) consider necessary or appropriate for giving full effect to the New Senior Financing, and any Security, guarantees and other assurances of whatever kind given in support of such New Senior Financing and their ranking senior to the Subordinated Liabilities.

10.3                       Permitted Refinancing of the Junior Liabilities

Notwithstanding any other term of this Agreement, it is agreed that, in the event the Junior Liabilities are amended, restated, refinanced, replaced or restructured in whole or in part (a “New Junior Financing”), then any Junior Transaction Security may be reconstituted, amended or replaced with Security (“New Junior Security”) on substantially the same terms as the Junior Transaction Security, provided that the Subordinated Liabilities will rank junior in priority to the Senior Liabilities as specified in, and on the terms and conditions set out in this Agreement.

10.4                       Further assurance

It is agreed that, in the event of a New Junior Financing, each Party shall, at the cost of KEL, do or procure the doing of all acts and/or execute or procure the execution of all documents, notices and filings in a form satisfactory to KEL and the creditors under the New Junior Financing (who may for these purposes act through an agent) (each acting reasonably) which KEL and the creditors under the New Junior Financing (who may for these purposes act through an agent) (each reasonably) considers necessary or appropriate to ensure that the Subordinated Liabilities will rank junior in priority to the Senior Liabilities as specified in, and on the terms and conditions set out in, this Agreement (including, but without limitation, relating to any replacement intercreditor or subordination agreement or undertakings) and which KEL and the creditors under the New Senior Financing (each acting reasonably) consider necessary or appropriate for giving full effect to the New Junior Financing and any New Junior Security.

11.                              ROLE OF THE PROCEEDS AGENT

11.1                       Role

(A)                               For the purposes of Clauses 5 (EFFECT OF INSOLVENCY EVENT), 6 (TURNOVER OF RECEIPTS), 7 (REDISTRIBUTION) and 9 (APPLICATION OF PROCEEDS) the Proceeds Agent shall act for the benefit and in the interest of all Finance Parties who are Parties to this Agreement, in order to ensure, among other things, that the application of proceeds envisaged by Clause 9 (APPLICATION OF PROCEEDS) is carried out in accordance with the terms of this Agreement.

(B)                               The Proceeds Agent shall take such action in the exercise of any of its powers and duties under this Agreement as it considers in its discretion to be appropriate.

11.2                       Trust

(A)                               The Proceeds Agent declares that it shall hold the property received pursuant to Clauses 5 (EFFECT OF INSOLVENCY EVENT), 6 (TURNOVER OF RECEIPTS) and 7 (REDISTRIBUTION) on trust for the Finance Parties on the terms contained in this Agreement.

(B)                               Each of the parties to this Agreement agrees that the Proceeds Agent shall have only those duties, obligations and responsibilities expressly specified in this Agreement (and no others shall be implied).

11.3                       Proceeds Agent’s discretions

The Proceeds Agent may:

(A)                               assume (unless it has received actual notice to the contrary from a Senior Hedging Counterparty or one of the Agents) that (i) no Default has occurred and no Obligor is in breach of or in default of its obligations under any of the Finance Documents and (ii) any right, power, authority or discretion vested by any Finance Document in any person has not been exercised;

(B)                               engage, pay for and rely on the advice or services of any legal advisers, accountants, tax advisers, surveyors or other experts (whether obtained by the Proceeds Agent or by any other Secured Party) whose advice or services may at any time seem necessary, expedient or desirable;

(C)                               rely upon any communication or document believed by it to be genuine and, as to any matters of fact which might reasonably be expected to be within the knowledge of a Secured Party, any Creditor or an Obligor, upon a certificate signed by or on behalf of that person; and

(D)                               refrain from acting in accordance with the instructions of any Party (including bringing any legal action or proceeding arising out of or in connection with the Finance Documents) until it has received any indemnification and/or security that it may in its discretion require (whether by way of payment in advance or otherwise) for all costs, losses and liabilities which it may incur in so acting.

11.4                       Excluded obligations

Notwithstanding anything to the contrary expressed or implied in the Finance Documents, the Proceeds Agent shall not:

(A)                               be bound to enquire as to (i) whether or not any Default has occurred or (ii) the performance, default or any breach by an Obligor of its obligations under any of the Finance Documents;

(B)                               be bound to account to any other Party for any sum or the profit element of any sum received by it for its own account;

(C)                               be bound to disclose to any other person (including but not limited to any Secured Party) (i) any confidential information or (ii) any other information if disclosure would, or might in its reasonable opinion, constitute a breach of any law or be a breach of fiduciary duty;

(D)                               have or be deemed to have any relationship of trust or agency with, any Obligor.

11.5                       Exclusion of liability

The Proceeds Agent shall not accept responsibility or be liable for:

(A)                               the adequacy, accuracy or completeness of any information (whether oral or written) supplied by the Proceeds Agent or any other person in or in connection with any Finance Document or the transactions contemplated in the Finance Documents, or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document;

(B)                               the legality, validity, effectiveness, adequacy or enforceability of any Finance Document, the Secured Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Finance Document or the Secured Property;

(C)                               any losses to any person or any liability arising as a result of taking or refraining from taking any action in relation to any of the Finance Documents, the Secured Property or otherwise, unless directly caused by its gross negligence or wilful misconduct;

(D)                               the exercise of, or the failure to exercise, any judgment, discretion or power given to it by or in connection with any of the Finance Documents, the Secured Property or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with, the Finance Documents or the Secured Property; or

(E)                                any shortfall which arises on the enforcement or realisation of the Secured Property.

11.6                       Obligors’ indemnity to the Proceeds Agent

The Obligors shall jointly and severally indemnify the Proceeds Agent, within three Business Days of demand, against any cost, loss or liability (including, without limitation, for negligence or any other category of liability whatsoever) incurred by it (otherwise than by reason of the Proceeds Agent’s gross negligence or wilful misconduct) in acting as Proceeds Agent under this Agreement.

11.7                       No proceedings

No Party (other than the Proceeds Agent) may take any proceedings against any officer, employee or agent of the Proceeds Agent in respect of any claim it might have against the Proceeds Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to this Agreement or any Secured Property and any officer, employee or agent of the Proceeds Agent may rely on this Clause subject to Clause 1.3 (Third Party Rights) and the provisions of the Third Parties Rights Act.

11.8                       Custodians and nominees

The Proceeds Agent may appoint and pay any person to act as a custodian or nominee on any terms in relation to any assets of the trust as the Proceeds Agent may determine, including for the purpose of depositing with a custodian this Agreement or any document relating to the trust created under this Agreement and the Proceeds Agent shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it under this Agreement or be bound to supervise the proceedings or acts of any person.

11.9                       Refrain from illegality

Notwithstanding anything to the contrary expressed or implied in this Agreement, the Proceeds Agent may refrain from doing anything which in its opinion will or may be contrary to any relevant law, directive or regulation of any jurisdiction and the Proceeds Agent may do anything which is, in its opinion, necessary to comply with any such law, directive or regulation.

11.10                Business with the Obligors

The Proceeds Agent may accept deposits from, lend money to, and generally engage in any kind of banking or other business with any of the Obligors.

11.11                Winding up of trust

If the Proceeds Agent is informed by all of the Agents and the Senior Hedging Counterparties that (a) all of the Liabilities and all other obligations secured by the Security Documents have been fully and finally discharged and (b) none of the Secured Parties is under any commitment, obligation or liability (actual or contingent) to make advances or provide other financial accommodation to any Obligor pursuant to the Finance Documents the trusts set out in this Agreement shall be wound up.

11.12                Perpetuity period

The perpetuity period under the rule against perpetuities, if applicable to this Agreement, shall be the period of 125 years from the date of this Agreement.

11.13                Powers supplemental

The rights, powers and discretions conferred upon the Proceeds Agent by this Agreement shall be supplemental to the Trustee Act 1925 and the Trustee Act 2000 and in addition to any which may be vested in the Proceeds Agent by general law or otherwise.

11.14                Trustee division separate

(A)                               In acting as trustee for the Secured Parties, the Proceeds Agent shall be regarded as acting through its trustee division which shall be treated as a separate entity from any of its other divisions or departments.

(B)                               If information is received by another division or department of the Proceeds Agent, it may be treated as confidential to that division or department and the Proceeds Agent shall not be deemed to have notice of it.

11.15                Disapplication

Section 1 of the Trustee Act 2000 shall not apply to the duties of the Proceeds Agent in relation to the trusts constituted by this Agreement. Where there are any inconsistencies between the Trustee Act 1925 or the Trustee Act 2000 and the provisions of this Agreement, the provisions of this Agreement shall, to the extent allowed by law, prevail and, in the case of any inconsistency with the Trustee Act 2000, the provisions of this Agreement shall constitute a restriction or exclusion for the purposes of that Act.

11.16                Obligors:  Power of Attorney

Each Obligor by way of security for its obligations under this Agreement irrevocably appoints the Proceeds Agent to be its attorney to do anything which that Obligor has authorised the Proceeds Agent or any other Party to do under this Agreement or is itself required to do under this Agreement but has failed to do (and the Proceeds Agent may delegate that power on such terms as it sees fit).

11.17                Information from Agents

Each Agent shall provide the Proceeds Agent with such information of which it is aware requested by the Proceeds Agent in relation to the discharge of its obligations under this Agreement.

12.                              CHANGE OF PROCEEDS AGENT AND DELEGATION

12.1                       Resignation of the Proceeds Agent

(A)                               The Proceeds Agent may resign and appoint one of its affiliates as successor by giving notice to each of the Agents.

(B)                               Alternatively the Proceeds Agent may resign by giving notice to each of the Parties in which case the Instructing Junior Creditors and the Instructing Senior Creditors together may appoint a successor Proceeds Agent.

(C)                               If the Majority Creditors have not appointed a successor Proceeds Agent in accordance with paragraph (B) above within 30 days after the notice of resignation was given, the Proceeds Agent (after consultation with the Agents) may appoint a successor Proceeds Agent.

(D)                               The retiring Proceeds Agent (the “Retiring Proceeds Agent”) shall, at its own cost, make available to the successor Proceeds Agent such documents and records and provide such assistance as the successor Proceeds Agent may reasonably request for the purposes of performing its functions as Proceeds Agent under this Agreement.

(E)                                The Proceeds Agent’s resignation notice shall take effect upon the appointment of a successor.

(F)                                 Upon the appointment of a successor, the Retiring Proceeds Agent shall be discharged from any further obligation in respect of the Finance Documents (other than its obligations under Clause 11.11 (Winding up of trust) and under paragraph (D) above) but shall, in respect of any act or omission by it whilst it was the Proceeds Agent, remain entitled to the benefit of Clauses 11 (ROLE OF THE PROCEEDS AGENT), 15.1 (Obligors’ indemnity) and 15.2 (Creditors’ indemnity).  Its successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if that successor had been an original Party.

(G)                               The Majority Creditors may, by notice to the Proceeds Agent, require it to resign in accordance with paragraph (B) above.  In this event, the Proceeds Agent shall resign in accordance with paragraph (B) above but the cost referred to in paragraph (D) above shall be for the account of KEL.

12.2                       Delegation

(A)                               The Proceeds Agent may, at any time, delegate by power of attorney or otherwise to any person for any period, all or any of the rights, powers and discretions vested in it by this Agreement.

(B)                               That delegation may be made upon any terms and conditions (including the power to sub delegate) and subject to any restrictions that the Proceeds Agent may, in its discretion, think fit in the interests of the Secured Parties and it shall not be bound to supervise, or be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any such delegate or sub delegate.

12.3                       Additional Proceeds Agents

(A)                               The Proceeds Agent may at any time appoint (and subsequently remove) any person to act as a separate trustee or as a co trustee jointly with it (i) if it considers that appointment to be in the interests of the Secured Parties; or (ii) for the purposes of conforming to any legal requirements, restrictions or conditions which the Proceeds Agent deems to be relevant, and the Proceeds Agent shall give prior notice to KEL and each of the Agents of that appointment.

(B)                               Any person so appointed shall have the rights, powers and discretions (not exceeding those conferred on the Proceeds Agent by this Agreement) and the duties and obligations that are conferred or imposed by the instrument of appointment.

(C)                              The remuneration that the Proceeds Agent may pay to that person, and any costs and expenses (together with any applicable VAT) incurred by that person in performing its functions pursuant to that appointment shall, for the purposes of this Agreement, be treated as costs and expenses incurred by the Proceeds Agent.

13.                              CHANGES TO THE PARTIES

13.1                       Assignments and transfers

No Party may assign any of its rights and benefits or transfer any of its rights, benefits and obligations in respect of any Finance Documents or the Liabilities except as permitted by this Clause 13.

13.2                       Change of Creditor

Subject to Clauses 13.3 (Change of Agent) and 13.4 (Accession of HY Noteholder Trustee), a Finance Party may assign any of its rights and benefits or transfer by novation any of its rights, benefits and obligations in respect of any Finance Document to which it is party or the related Liabilities if that assignment or transfer is in accordance with the terms of the Finance Documents, as applicable.

13.3                       Change of Agent

Except in the case of an accession to this Agreement for the first time by a HY Noteholder Trustee (in which case Clause 13.4 (Accession of HY Noteholder Trustee) shall apply), no person shall become an Agent, a Proceeds Agent or a Junior Agent unless at the same time, it accedes to this Agreement either as a Security and Intercreditor Agent, a Security Agent, a Proceeds Agent, a RCF Agent or a HY Noteholder Trustee, as applicable, pursuant to Clause 13.5 (Agent Accession Undertaking).

13.4                       Accession of HY Noteholder Trustee

(A)                               Each Finance Party and each Obligor agrees that any HY Noteholder Trustee may enter into and accede to this Agreement as a Junior Secured Party for the first time for and on behalf of itself and each HY Noteholder without the requirement for any consent or approvals from the Finance Parties or the Obligors (or any of them).  Such accession shall confer upon the HY Noteholders all of the rights and privileges set out in this Agreement.  KEL may by five Business Days written Notice (the “Amendment Notice Period”) to the Agents request that such amendments and/or additions be made to this Agreement as any HY Noteholder Trustee (whether appointed at that time or not) may reasonably require (the “HY Noteholder Trustee Amendments”). During the Amendment Notice Period, either:

(i)                                    the relevant Agent shall enter into any agreement effecting the HY Noteholder Trustee Amendments, on the instructions of the Instructing Senior Creditors and the Instructing Junior Creditors; or

(ii)                                 the relevant Agent shall notify KEL and KEFI in writing of any determination by the Instructing Senior Creditors and/or the Instructing Junior Creditors that the HY Noteholder Trustee Amendments would materially and adversely prejudice their interests.

(B)                               If, on the instructions of the Instructing Senior Creditors and/or the Instructing Junior Creditors, the relevant Agent is required to make the notification described in paragraph (A)(ii) above, the relevant Agent shall promptly contact KEL and KEFI in writing, setting out in reasonable detail the basis and reasons for that decision and the changes which the Instructing Senior Creditors and/or the Instructing Junior Creditors (acting reasonably) would require for the relevant Agent to enter into the revised version of this Agreement with the HY Noteholder Trustee Amendments incorporated.   If such changes are made, and subject to Clause 13.4(C), then the relevant Agent will be deemed to have been instructed by the Instructing Senior Creditors and/or the Instructing Junior Creditors (as applicable) promptly to enter into any agreement effecting the HY Noteholder Amendments, together with the changes required by the Instructing Senior Creditors and/or the Instructing Junior Creditors, as applicable.

(C)                               Nothing in this clause 13.4 will require the Security Agent to act otherwise than in accordance with the terms of the Senior Intercreditor Agreement and the Senior Facility Agreement.

13.5                       Agent Accession Undertaking

With effect from the date of acceptance by the Security and Intercreditor Agent of an Agent Accession Undertaking or, if later, the date specified in that Agent Accession Undertaking, and otherwise with effect from the date specified in the Agent Accession Undertaking, in each case duly executed and delivered to the Parties by the relevant acceding party:

(A)                               any Party ceasing entirely to be an Agent, a Proceeds Agent or Junior Agent shall be discharged from further obligations towards the other Parties under this Agreement and their respective rights against one another shall be cancelled (except in each case for those rights which arose prior to that date); and

(B)                               as from that date, the replacement or new Agent, Proceeds Agent or Junior Agent shall assume the same obligations, and become entitled to the same rights, as if it had been an original Party to this Agreement in that capacity.

13.6                       Additional Junior Agents

(A)                               Each of the Parties appoints the Security and Intercreditor Agent to receive on its behalf each Agent Accession Undertaking to the Security and Intercreditor Agent and the Security and Intercreditor Agent shall, subject to paragraph (B)

below, as soon as reasonably practicable after receipt by it, sign and accept the same if it appears on its face to have been completed, executed and, where applicable, delivered in the form contemplated by this Agreement.

(B)                               The Security and Intercreditor Agent shall only be obliged to sign and accept an Agent Accession Undertaking received by it once it is satisfied that it has complied with all necessary “know your customer” or similar other checks under all applicable laws and regulations in relation to the accession by the prospective party to this Agreement.

(C)                               Each Party shall promptly upon the request of the Security and Intercreditor Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Security and Intercreditor Agent (for itself) from time to time in order for the Security and Intercreditor Agent to carry out and be satisfied with the results of all necessary “know your customer” or other similar checks under all applicable laws and regulations pursuant to the transactions contemplated in the relevant Finance Documents.

14.                              COSTS AND EXPENSES

14.1                       Agents’ ongoing costs

(A)                               In the event of (i) a Default; (ii) any Agent or Proceeds Agent considering it necessary or expedient; or (iii) any Agent being requested by an Obligor or by the Instructing Junior Creditors or the Instructing Senior Creditors (as applicable) to undertake duties which that Agent and KEL agree to be of an exceptional nature and/or outside the scope of the normal duties of that Agent under the Finance Documents, KEL shall pay to that Agent any additional remuneration (together with any applicable VAT) that may be agreed between them.

(B)                               If an Agent and KEL or the Proceeds Agent and KEL fail to agree upon the nature of those duties or upon any additional remuneration, that dispute shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by that Agent or the Proceeds Agent (as applicable) and approved by KEL or, failing approval, nominated (on the application of that Agent or the Proceeds Agent (as applicable)) by the President for the time being of the Law Society of England and Wales (the costs of the nomination and of the investment bank being payable by KEL) and the determination of any investment bank shall be final and binding upon the parties to this Agreement.

14.2                       Transaction expenses

KEL shall, within 15 Business Days, pay to each Agent and the Proceeds Agent the amount of all costs and expenses (including legal fees) (together with any applicable VAT) reasonably incurred by each Agent and the Proceeds Agent in connection with the negotiation, preparation, printing, execution, syndication and perfection of:

(A)                               this Agreement and any other documents referred to in this Agreement and the Transaction Security; and

(B)                               any other Finance Documents executed after the date of this Agreement.

14.3                       Stamp taxes

KEL shall (in accordance with the terms of the other Finance Documents) pay and, within five Business Days of demand, indemnify each Agent and the Proceeds Agent against any cost, loss or liability any Agent or Proceeds Agent incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Finance Document.

14.4                       Interest on demand

If any Creditor or Obligor fails to pay any amount payable by it under this Agreement on its due date, interest shall accrue on the overdue amount (and be compounded with it) from the due date up to the date of actual payment (both before and after judgment and to the extent interest at a default rate is not otherwise being paid on that sum) at the rate which is one per cent. per annum over the rate at which the relevant Agent or Proceeds Agent was being offered, by leading banks in the London interbank market, deposits in an amount comparable to the unpaid amounts in the currencies of those amounts for any period(s) that the relevant  Agent may from time to time select.

14.5                       Enforcement and preservation costs

KEL or KEFI shall, within five Business Days of demand, pay to the relevant Agent or Proceeds Agent the amount of all costs and expenses (including legal fees and together with any applicable VAT) incurred by it in connection with the enforcement of or the preservation of any rights under any Finance Document and the Transaction Security and any proceedings instituted by or against the relevant Agent as a consequence of taking or holding the Transaction Security or enforcing these rights.

15.                              INDEMNITIES

15.1                       Obligors’ indemnity

Each Obligor shall promptly indemnify the relevant Agent and the Proceeds Agent against any cost, loss or liability (together with any applicable VAT) incurred by any of them:

(A)                               in relation to or as a result of:

(i)                                    any failure by KEL or KEFI to comply with obligations under Clause 14 (COSTS AND EXPENSES);

(ii)                                 the taking, holding, protection or enforcement of the Transaction Security;

(iii)                              the exercise of any of the rights, powers, discretions and remedies vested in the relevant Agent by the Finance Documents or by law; or

(iv)                             any default by any Obligor in the performance of any of the obligations expressed to be assumed by it in the Finance Documents; or

(B)                               which otherwise relates to any of the Secured Property or the performance of the terms of this Agreement (otherwise than as a result of its gross negligence or wilful misconduct).

Each Obligor expressly acknowledges and agrees that the continuation of its indemnity obligations under this Clause 15.1 (Obligors’ indemnity) will not be prejudiced by any release or disposal under Clause 8.1 (Distressed Disposals) taking into account the operation of Clause 8.1.

15.2                       Creditors’ indemnity

Each Junior Creditor shall (in the proportion that the Liabilities due to it bears to the aggregate of the Liabilities due to all the Junior Creditors for the time being (or, if the Liabilities due to each of those Junior Creditors is zero, immediately prior to their being reduced to zero)), indemnify the Security and Intercreditor Agent and the Proceeds Agent, within three Business Days of demand, against any cost, loss or liability incurred by any of them (otherwise than by reason of the Security and Intercreditor Agent’s or Proceeds Agent’s gross negligence or wilful misconduct in acting as Security and Intercreditor Agent or Proceeds Agent under the Junior Finance Documents and unless the Security and Intercreditor Agent or Proceeds Agent has already been reimbursed by a Junior Obligor pursuant to a Junior Finance Document) and the Junior Obligors shall jointly and severally indemnify each Junior Creditor against any payment made by it under this Clause 15.

15.3                       Borrower’s indemnity to Creditors

KEL shall promptly and as principal obligor indemnify each Junior Creditor and KEFI shall promptly and as principal obligor indemnify each Senior Creditor against any cost, loss or liability (together with any applicable VAT), whether or not reasonably foreseeable, incurred by any of them in relation to or arising out of the operation of Clause 8.1 (Distressed Disposals).

16.                              INFORMATION

16.1                       Information and dealing

(A)                               The Creditors shall provide to the relevant Agent from time to time (through their respective Junior Agents in the case of a Junior Creditor) any information that each Agent may reasonably specify as being necessary or desirable to enable each Agent to perform its functions as trustee.

(B)                               Each Junior Creditor shall deal with the Security and Intercreditor Agent exclusively through its Junior Agent.

16.2                       Disclosure

Notwithstanding any agreement to the contrary, each of the Obligors consents, until the Discharge Date, to the disclosure by any of (a) the Junior Creditors, the Junior Agents and the Security and Intercreditor Agent to each other (whether or not through a Junior Agent or the Security and Intercreditor Agent) and (b) the Senior Creditors and the Agents to each other (whether or not through an Agent) of such information concerning the Obligors obtained by it in that capacity as any Creditor, any Agent or any Junior Agent shall see fit.

17.                              NOTICES

17.1                       Communications in writing

Any communication to be made under or in connection with this Agreement shall be made in writing and, unless otherwise stated, may be made by fax or letter.

17.2                       Security and Intercreditor Agent’s communications with Creditors

The Security and Intercreditor Agent shall be entitled to carry out all dealings with the Creditors through their respective Agent or Junior Agent and may give to the Agents or Junior Agents, as applicable, any notice or other communication required to be given by the Security and Intercreditor Agent to a Creditor.

17.3                       Addresses

The address and fax number (and the department or officer, if any, for whose attention the communication is to be made) of each Party for any communication or document to be made or delivered under or in connection with this Agreement is:

(A)                               in the case of KEL:

Clarendon House 2 Church Street Hamilton HM11 Bermuda	c/o Kosmos Energy LLC 8176 Park Lane Suite 500 Dallas Texas 75231 USA

Fax: +1 441 292 4720	Fax: +1 214 445 9705

Attention: Company Secretary	Attention: Jason Doughty;

(B)                               in the case of KEFI:

P.O. Box 32322 4th Floor, Century Yard Cricket Square Elgin Avenue George Town Grand Cayman KY1-1209 Cayman Islands	c/o Kosmos Energy LLC 8176 Park Lane Suite 500 Dallas Texas 75231 USA

Fax: (345) 946 4090	Fax: +1 214 445 9705

Attention: Andrew Johnson	Attention: Jason Doughty;

(C)                               in the case of the Security Agent:

Address:	BNP Paribas 16 Rue de Hanovre 75078 Paris Cedex 2 France

Fax:	33 1 42 98 49 25

Attention:	Alexandra Arhab

Email:	alexandra.arhab@bnpparibas.com;

(D)                               in the case of the Security and Intercreditor Agent:

Address:	BNP Paribas 16 Rue de Hanovre 75078 Paris Cedex 2 France

Fax:	33 1 42 98 49 25

Attention:	Phoi-Van Phuong

Email:	phoi-van.phuong@bnpparibas.com;

(E)                                in the case of the RCF Agent:

Address:	Standard Chartered Bank 5th Floor 1 Basinghall Avenue London EC2V 5DD

Fax:	+44 207 885 3632

Attention:	Matthew Breadon;

(F)                                 in the case of the Proceeds Agent:

Address:	BNP Paribas 16 Rue de Hanovre 75078 Paris Cedex 2 France

Fax:	33 1 42 98 49 25

Attention:	Phoi-Van Phuong

Email:	phoi-van.phuong@bnpparibas.com; and

(G)                               in the case of each other Party, that notified in writing to the other Parties on or prior to the date on which it becomes a Party,

or any substitute address, fax number or department or officer which that Party may notify to the other Parties, by not less than five Business Days’ notice.

17.4                       Delivery

(A)                               Any communication or document made or delivered by one person to another under or in connection with this Agreement will only be effective:

(i)                                    if by way of fax, when received in legible form; or

(ii)                                 if by way of letter, when it has been left at the relevant address or five Business Days after being deposited in the post postage prepaid in an envelope addressed to it at that address, and, if a particular department or officer is specified as part of its address details provided under Clause 17.3 (Addresses), if addressed to that department or officer.

(B)                               Any communication or document to be made or delivered to an Agent will be effective only when actually received by that Agent and then only if it is expressly marked for the attention of the department or officer identified with the Agent’s signature below (or any substitute department or officer as that Agent shall specify for this purpose).

(C)                               Any communication or document made or delivered to KEL or KEFI in accordance with this Clause 17.4 will be deemed to have been made or delivered to each of the Senior Obligors (where delivery has been made to KEFI) and each of the Junior Obligors (where delivery has been made to KEL).

17.5                       Notification of address and fax number

Promptly upon receipt of notification of an address and fax number or change of address or fax number pursuant to Clause 17.3 (Addresses) or changing its own address or fax number, the relevant Party shall notify the other Parties.

17.6                       Electronic communication

(A)                               Any communication to be made between an Agent and another Agent, the Proceeds Agent or a Creditor under or in connection with this Agreement may be made by electronic mail or other electronic means, if the relevant Agent or Creditor:

(i)                                    agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

(ii)                                 notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

(iii)                              notify each other of any change to their address or any other such information supplied by them.

(B)                               Any electronic communication made between an Agent and another Agent, the Proceeds Agent or Creditor will be effective only when actually received in readable form and in the case of any electronic communication made by a Creditor or Agent to the another Agent only if it is addressed in such a manner as that Agent shall specify for this purpose.

17.7                       English language

(A)                               Any notice given under or in connection with this Agreement must be in English.

(B)                               All other documents provided under or in connection with this Agreement must be:

(i)                                    in English; or

(ii)                                 if not in English, and if so required by the relevant Agent, accompanied by a certified English translation and, in this case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

(C)                               The relevant Agent and/or receiving party shall be entitled to assume the accuracy of and rely upon any English translation of any document provided pursuant to this Clause 17.7 and the English translation shall prevail unless the document is a statutory or other official document.  Translation costs are for the account of the Obligors.

18.                              PRESERVATION

18.1                       Partial invalidity

If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of that provision under the law of any other jurisdiction will in any way be affected or impaired.

18.2                       No impairment

If, at any time after its date, any provision of this Agreement is not binding on or enforceable in accordance with its terms against a person expressed to be a party to that Finance Document, neither the binding nature nor the enforceability of that provision or any other provision of that Finance Document will be impaired as against the other party or parties to that Finance Document.

18.3                       Remedies and waivers

No failure to exercise, nor any delay in exercising, on the part of any Party, any right or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy.  The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

18.4                       Waiver of defences

The provisions of this Agreement will not be affected by an act, omission, matter or thing which, but for this Clause 18.4, would reduce, release or prejudice the ranking of liabilities and priorities expressed to be created by this Agreement including (without limitation and whether or not known to any Party):

(A)                               any time, waiver or consent granted to, or composition with, any Obligor or other person;

(B)                               the release of any Obligor or any other person under the terms of any composition or arrangement with any creditor of any Obligor;

(C)                               the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or Security over assets of, any Obligor or other person or any non presentation or non observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any Security;

(D)                               any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of any Obligor or other person;

(E)                                any amendment, novation, supplement, extension (whether of maturity or otherwise) or restatement (in each case, however fundamental and of whatsoever nature, and whether or not more onerous) or replacement of a Finance Document or any other document or Security;

(F)                                 any unenforceability, illegality or invalidity of any obligation of any person under any Finance Document or any other document or Security;

(G)                               any intermediate Payment of any of the Liabilities owing to the Creditors in whole or in part; or

(H)                              any insolvency or similar proceedings.

18.5                       Priorities not affected

Except as otherwise provided in this Agreement the priorities referred to in Clause 2 (RANKING AND PRIORITY) will:

(A)                               not be affected by any reduction or increase in the principal amount secured by the Transaction Security in respect of the Liabilities owing to the Creditors or by any intermediate reduction or increase in, amendment or variation to any of the Finance Documents, or by any variation or satisfaction of, any of the Liabilities or any other circumstances;

(B)                               apply regardless of the order in which or dates upon which this Agreement and the other Finance Documents are executed or registered or notice of them is given to any person; and

(C)                               secure the Liabilities owing to the Creditors in the order specified, regardless of the date upon which any of the Liabilities arise or of any fluctuations in the amount of any of the Liabilities outstanding.

19.                              CONSENTS, AMENDMENTS AND OVERRIDE

19.1                       Required consents

(A)                               Subject to paragraphs (B) below, to Clause 19.3 (Exceptions) and to Clause 19.5 (Snooze/Lose), this Agreement may be amended only with the consent of the Instructing Junior Creditors and the Instructing Senior Creditors and any provision of this Agreement may be waived only with the consent of the Instructing Senior Creditors.

(B)                               An amendment or waiver that has the effect of changing or which relates to:

(i)                                    Clause 7 (REDISTRIBUTION), Clause 9 (APPLICATION OF PROCEEDS) or this Clause 19 (CONSENTS, AMENDMENTS AND OVERRIDE); or

(ii)                                 the order of priorities and ranking of liabilities under this Agreement,

shall not be made without the consent of all of the Creditors.

19.2                       Effectiveness

Any amendment, waiver or consent given in accordance with this Clause 19 (CONSENTS, AMENDMENTS AND OVERRIDE) will be binding on all Parties, each Obligor and each Creditor and the relevant Agent may effect, on behalf of any Junior Agent or Creditor, any amendment, waiver or consent permitted by this Clause 19 (CONSENTS, AMENDMENTS AND OVERRIDE).

19.3                       Exceptions

(A)                               Subject to paragraph (C) below, if the amendment, waiver or consent may impose new or additional obligations on or withdraw or reduce the rights of any Party other than:

(i)                                    in the case of a Finance Party, in a way which affects or would affect Finance Parties of that Party’s class generally; or

(ii)                                 in the case of an Obligor, to the extent consented to by KEL (provided that, if the KEL Intercreditor Agreement is in effect, such consent must be given in accordance with its terms) or KEFI (in accordance with the Senior Intercreditor Agreement), the consent of that Party is required.

(B)                               Subject to paragraph (C) below, an amendment, waiver or consent which relates to the rights or obligations of an Agent or the Proceeds Agent (including, without limitation, any ability of an Agent or the Proceeds Agent to act in its discretion under this Agreement) may not be effected without the consent of that Agent or the Proceeds Agent.

(C)                               Neither paragraph (A) nor (B) above shall apply:

(i)                                    to any release of Transaction Security, claim or Liabilities; or

(ii)                                 to any consent

which, in each case, the relevant Agent gives in accordance with Clause 8 (DISPOSALS).

19.4                       Enforcement Action

For the avoidance of doubt, as between on the one hand, the Finance Party and, on the other hand, the Obligors, nothing in this Agreement shall give the Finance Parties a greater or any additional right in relation to taking a particular Enforcement Action (including as to the time at which such Enforcement Action may be taken and/or the circumstances under which any Enforcement Action may be taken) than exists under the terms of the other Finance Documents or at law.

19.5                       Snooze/Lose

(A)                               If in relation to:

(i)                                    a request for a Consent in relation to any of the terms of this Agreement;

(ii)                                 a request to participate in any other vote of Creditors under the terms of this Agreement;

(iii)                              a request to approve any other action under this Agreement; or

(iv)                             a request to provide any confirmation or notification under this Agreement;

any Creditor:

(1)                                fails to respond to that request within 10 Business Days of that request being made; or

(2)                                (in the case of paragraphs (i) to (iii) above and if so requested by the relevant Agent), fails to provide details of its Credit Participation to the relevant Agent within the timescale specified by that Agent:

(v)                                in the case of paragraphs (i) to (iii) above, that Creditor’s Credit Participation (as the case may be) shall be deemed to be zero for the purpose of calculating the Credit Participations when ascertaining whether any relevant percentage of Credit Participations has been obtained to give that Consent, carry that vote or approve that action;

(vi)                             in the case of paragraph (iv) above, that confirmation or notification shall be deemed to have been given.

19.6                       Disenfranchisement of Sponsor Affiliates

(A)                               For so long as a Sponsor Affiliate beneficially owns a Commitment or Credit Participation or (ii) has entered into a sub-participation agreement relating to a Commitment or Credit Participation or other agreement or arrangement having a substantially similar economic effect and such agreement or arrangement has not been terminated:

(i)                                    in ascertaining:

(a)                                the Instructing Junior Creditors or the Instructing Senior Creditors (as applicable); or

(b)                                whether:

(1)                                any relevant percentage of Commitments or Credit Participations; or

(2)                                the agreement of any specified group of Creditors,

has been obtained to approve any request for a Consent or to carry any other vote or approve any action under this Agreement,

that Commitment or Credit Participation shall be deemed to be zero and, subject to paragraph (ii) below, that Sponsor Affiliate (or the person with whom it has entered into that sub-participation, other agreement or arrangement (a “Counterparty”)) shall be deemed not to be a Creditor.

(ii)                                 Paragraph (A) above shall not apply to the extent that a Counterparty (other than a Sponsor Affiliate) is a Creditor by virtue otherwise than by beneficially owning the relevant Commitment or Credit Participation.

(B)                               Each Sponsor Affiliate that is a Creditor agrees that:

(i)                                    in relation to any meeting or conference call to which all the Creditors are invited to attend or participate, it shall not attend or participate in the same if so requested by the relevant Agent or, unless the relevant Agent otherwise agrees, be entitled to receive the agenda or any minutes of the same; and

(ii)                                 it shall not, unless the relevant Agent otherwise agrees, be entitled to receive any report or other document prepared at the behest of, or on the instructions of, the relevant Agent or one or more of the Creditors.

19.7                       Calculation of Credit Participations

For the purpose of ascertaining whether any relevant percentage of Credit Participations has been obtained under this Agreement, the relevant Agent may notionally convert the Credit Participations into their Dollar Currency Amounts.

19.8                       No liability

None of the Finance Parties or the Agents will be liable to any other Finance Party, Agent or Obligor for any Consent given or deemed to be given under this Clause 19.

19.9                       Agreement to override

Unless expressly stated otherwise in this Agreement, this Agreement overrides anything in the Finance Documents to the contrary.

20.                              COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

21.                              GOVERNING LAW

This Agreement shall be governed by and construed in accordance with English law.

22.                              JURISDICTION

22.1                       Submission

The parties hereby irrevocably agree for the exclusive benefit of the Secured Parties that the courts of England shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement) (a “Dispute”).

22.2                       Forum convenience

The parties hereby irrevocably agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly irrevocably agree not to argue to the contrary.

22.3                       Concurrent jurisdiction

This Clause 22 is for the benefit of the Secured Parties only.  As a result, no Secured Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction.  To the extent allowed by law, the Secured Parties may take concurrent proceedings in any number of jurisdictions

23.                              SERVICE OF PROCESS

(A)                               Without prejudice to any other mode of service allowed under any relevant law, each Obligor (unless incorporated in England and Wales):

(i)                                    irrevocably appoints Trusec Limited of 2 Lambs Passage, London, EC1Y 8BB as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement; and

(ii)                                 agrees that failure by a process agent to notify an Obligor of the process will not invalidate the proceedings concerned;

(B)                               If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, KEL or KEFI, as applicable (in the case of an agent for service of process for an Obligor), must immediately (and in any event within 30 days of such event taking place) appoint another agent on terms acceptable to the relevant Agent.  Failing this, the relevant Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1
FORM OF AGENT ACCESSION UNDERTAKING

To:                            BNP PARIBAS as Security Agent.

To:                            BNP PARIBAS as Security and Intercreditor Agent.

To:                            STANDARD CHARTERED BANK as RCF Agent.

To:                            [•] as HY Noteholder Trustee.

From:            [Acceding Agent]

THIS UNDERTAKING is made on [date] by [insert full name of new Agent] (the “Acceding [Security Agent / Security and Intercreditor Agent / RCF Agent / HY Noteholder Trustee]”) in relation to the intercreditor agreement (the “Intercreditor Agreement”) dated [•] 2012 between, among others, BNP Paribas as Security Agent, BNP Paribas as Security and Intercreditor Agent, Standard Chartered Bank as RCF Agent and [•] as HY Noteholder Trustee, (each as defined in the Intercreditor Agreement).  Terms defined in the Intercreditor Agreement shall, unless otherwise defined in this Undertaking, bear the same meanings when used in this Undertaking.

In consideration of the Acceding [Security Agent / Security and Intercreditor Agent / RCF Agent / HY Noteholder Trustee] being accepted as a [Security Agent / Security and Intercreditor Agent / RCF Agent / HY Noteholder Trustee] for the purposes of the Intercreditor Agreement, the Acceding [Security Agent / Security and Intercreditor Agent / RCF Agent / HY Noteholder Trustee] confirms that, as from [date], it intends to be party to the Intercreditor Agreement as a [Security Agent / Security and Intercreditor Agent / RCF Agent / HY Noteholder Trustee] and undertakes to perform all the obligations expressed in the Intercreditor Agreement to be assumed by a [Security Agent / Security and Intercreditor Agent / RCF Agent / HY Noteholder Trustee] and agrees that it shall be bound by all the provisions of the Intercreditor Agreement, as if it had been an original party to the Intercreditor Agreement.

This Undertaking is governed by English law.

THIS UNDERTAKING has been entered into on the date stated above and is delivered on the date stated above].

Acceding [Security Agent / Security and Intercreditor Agent / RCF Agent / HY Noteholder Trustee]

[insert full name of Acceding
Agent]

By:

Address:

Fax:

Accepted by the Security Agent

for and on behalf of

BNP PARIBAS

Date:

Accepted by the Security and Intercreditor Agent

for and on behalf of

BNP PARIBAS

Date:

Accepted by the RCF Agent

for and on behalf of

STANDARD CHARTERED BANK

Date:

Accepted by the HY Noteholder Trustee

for and on behalf of

[•]

Date:

SIGNATURES

The Original Senior Borrower

KOSMOS ENERGY FINANCE INTERNATIONAL

By:	/s/ Neal Shah

Name:	Neal Shah
Title:	Attorney-in-fact

The HY Note Issuer

KOSMOS ENERGY LTD.

By:	/s/ Neal Shah

Name:	Neal Shah
Title:	Attorney-in-fact

The RCF Borrower

KOSMOS ENERGY LTD.

By:	/s/ Neal Shah

Name::	Neal Shah
Title	Attorney-in-fact

The Security Agent

BNP PARIBAS

By:	/s/ Christophe Rouze

Name:	Christophe Rouze
Title:	Head of Business Management E&C EMEA

BNP PARIBAS

By:	/s/ Eric de Menibus

Name:	Eric de Menibus
Title:	Deputy Director

The Security and Intercreditor Agent and Proceeds Agent

BNP PARIBAS

By:	/s/ Christophe Rouze

Name:	Christophe Rouze
Title:	Head of Business Management E&C EMEA

BNP PARIBAS

By:	/s/ Eric de Menibus

Name:	Eric de Menibus
Title:	Deputy Director

The RCF Agent

STANDARD CHARTERED BANK

By:	/s/ Paul Thompson

Name:	Paul Thompson
Title:	Director